UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Definitive Proxy Statement
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Soliciting Material Pursuant to Rule 14a-12

GLOBECOMM SYSTEMS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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GLOBECOMM SYSTEMS INC.

45 Oser Avenue
Hauppauge, New York 11788

Notice of Annual Meeting of Stockholders
November 16, 2006

The Annual Meeting of Stockholders of Globecomm Systems Inc. (the ‘‘Company’’) will be held at the principal executive offices of the Company, 45 Oser Avenue, Hauppauge, New York 11788 on November 16, 2006, at 10:00 a.m. (eastern standard time) (the ‘‘Annual Meeting’’) for the following purposes:

(1)	To elect eight directors to serve until the next annual meeting or until their respective successors shall have been elected and qualified;

(2)	To consider and vote on a proposal to approve the Company’s 2006 Stock Incentive Plan;

(3)	To ratify the appointment of Ernst & Young LLP, as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2007; and

(4)	To transact such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on September 29, 2006 will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address above.

Whether or not you expect to attend the Annual Meeting, your proxy vote is important to the Company. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada, or vote by telephone or over the Internet as described on the enclosed proxy card.

By Order of the Board of Directors
Paul J. Johnson Secretary

October 13, 2006

IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
BE COMPLETED AND RETURNED PROMPTLY

GLOBECOMM SYSTEMS INC.

PROXY STATEMENT
October 13, 2006

This Proxy Statement is furnished to stockholders of record of Globecomm Systems Inc. (the ‘‘Company’’) as of September 29, 2006, in connection with the solicitation of proxies by the board of directors of the Company (the ‘‘Board of Directors’’ or ‘‘Board’’) for use at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 45 Oser Avenue, Hauppauge, New York 11788 on November 16, 2006, at 10:00 a.m. (eastern standard time) (the ‘‘Annual Meeting’’).

Shares cannot be voted at the Annual Meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted (1) ‘‘FOR’’ the election of the named nominees; (2) ‘‘FOR’’ the approval of the Company’s 2006 Stock Incentive Plan (the ‘‘2006 Plan’’); and (3) ‘‘FOR’’ the ratification of Ernst & Young LLP, as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2007, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the Annual Meeting may withdraw his or her proxy by voting in person. The holders of the stock issued and outstanding and entitled to vote, present in person or by proxy, will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

The Annual Report of the Company (which does not form a part of the proxy solicitation material), with the consolidated financial statements of the Company for the fiscal year ended June 30, 2006, is being distributed concurrently herewith to stockholders.

The mailing address of the principal executive offices of the Company is 45 Oser Avenue, Hauppauge, New York 11788. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about October 13, 2006.

VOTING SECURITIES

The Company has only one class of voting securities outstanding, its Common Stock, par value $.001 per share (the ‘‘Common Stock’’). At the Annual Meeting, each stockholder of record at the close of business on September 29, 2006 will be entitled to one vote for each share of Common Stock owned by that stockholder on that date as to each matter presented at the Annual Meeting. On September 29, 2006, 15,354,652 shares of Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.

PROPOSAL 1

ELECTION OF DIRECTORS

Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the eight nominees named below as directors of the Company to serve until the next annual meeting of stockholders or until their successors have been elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The authorized number of directors is presently nine. Each of the current directors has been nominated for and has elected to stand for re-election. The Board of Directors may fill the current or any future vacancy upon identification of a qualified candidate. The Board of Directors does not currently anticipate that any nominee will be unable to serve as a director.

Stockholder Approval

The affirmative vote of a plurality of the shares of the Company's outstanding Common Stock voted by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect the directors. Proxies may not be voted for more than eight directors.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote ‘‘FOR’’ these nominees.

Information Regarding Nominees for Election as Directors

The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the eight nominees has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

Richard E. Caruso, 60, has been a director of the Company since February 2000. Since January 2004, Mr. Caruso has served as a Managing Director in the Communications Industry of BearingPoint, Inc., a provider of business consulting, systems integration and managed services. From 2001 to 2003, Mr. Caruso was a Senior Partner at TechLeaders Consulting, LLC, an information technology staffing and consulting company. From 1999 to 2001, Mr. Caruso served as President of Hosting Solutions and Storage Networking at Nortel Networks Corporation, a global supplier of networking solutions and services that support the Internet. From 1994 to 1999, Mr. Caruso served as Vice President and General Manager of Solutions for IBM Global Telecom and Media Industries. From 1983 to 1994, Mr. Caruso held various positions with Bellcore, including Corporate Vice President of Industry Markets. Mr. Caruso holds a B.S. in Industrial Engineering from Rutgers University and an M.S. in Industrial Engineering from the New Jersey Institute of Technology.

David E. Hershberg, 69, founded the Company in 1994 and has served as its Chief Executive Officer and Chairman of the Board of Directors since its inception. From 1976 to 1994, Mr. Hershberg was the President of Satellite Transmission Systems, Inc., or STS, a provider of satellite ground segment systems and networks, which he founded and which became a subsidiary of California Microwave, Inc., or CMI, and is currently part of Narda Satellite Networks, a subsidiary of L3 Communications Corporation. From 1990 to 1994, Mr. Hershberg also served as Group President of the Satellite Communications Group of

CMI, where he also had responsibility for EFData, Inc., a manufacturer of satellite communications modems, and for Viasat Technology Corp., a manufacturer of communications systems which specialized in portable and mobile satellite communications equipment. Mr. Hershberg is a director of Primus Telecommunications Group, Inc., a telecommunications company providing long distance services. Mr. Hershberg holds a B.S.E.E. from Rensselaer Polytechnic Institute, an M.S.E.E. from Columbia University and an M.S. in Management Science from Stevens Institute of Technology.

Harry L. Hutcherson, Jr., 64, has been a director of the Company since November 2003. Since 1992, Mr. Hutcherson has been affiliated with Navigant Consulting, Inc. (formerly, Peterson Consulting) as an independent contract consultant providing financial analytical and business consulting on various large projects. From 1977 through 1992, Mr. Hutcherson was an audit partner of Arthur Andersen LLP. Mr. Hutcherson is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Greater Washington Society of Certified Public Accountants and the Virginia State Society of Certified Public Accountants. Mr. Hutcherson holds a B.S. in Accounting from the University of Richmond.

Brian T. Maloney, 52, has been a director of the Company since April 2002. Mr. Maloney has served as President of Global Industries at Unisys Corporation, a worldwide information technology consulting services and solutions company, since May 2006. Prior to joining Unisys Corporation, Mr. Maloney was an independent consultant in the telecommunications industry from January 2005 to April 2006. From 2002 to September 2004, Mr. Maloney served as Chief Operating Officer for Perot Systems Corporation. From 1978 to 2002, Mr. Maloney held various positions with AT&T, most recently as Senior Vice President of AT&T, and President and Chief Executive Officer of AT&T Solutions. Mr. Maloney received a B.S. in English from Hunter College and an M.A. in English from Columbia University.

Kenneth A. Miller, 61, has served as President and a director since joining the Company in October 1994. From 1978 to 1994, he held various positions with STS, and succeeded Mr. Hershberg as President of STS in July 1994. Prior to his employment at STS, Mr. Miller was Manager of Satellite Systems at Comtech Telecommunications Corp. and a Satellite Communications Staff Officer with the United States Army. Mr. Miller holds a B.S.E.E. from the University of Michigan and an M.B.A. from Hofstra University.

Jack A. Shaw, 67, has been a director of the Company since June 2004. From 1998 to December 2003, Mr. Shaw held various positions at Hughes Electronics Corporation, or Hughes, most recently as its President and Chief Executive Officer and as a member of its board of directors. From 1998 to 2001, Mr. Shaw served as Senior Executive Vice President of Hughes. Mr. Shaw is currently a director of XM Satellite Radio Holdings Inc. and is a senior member of the Institute of Electrical and Electronics Engineers. Mr. Shaw holds a B.S. in Electrical Engineering from Purdue University.

A. Robert Towbin, 71, has been a director of the Company since November 1997. Mr. Towbin has been the Executive Vice President and Managing Director of Stephens Inc. since December 2001. From 2000 to 2001, he was Co-Chairman of C.E. Unterberg, Towbin and from 1995 to 1999 was Senior Managing Director of C.E. Unterberg, Towbin. From 1994 to 1995, Mr. Towbin was President and Chief Executive Officer of the Russian-American Enterprise Fund, a U.S. government-owned investment fund, and later, Vice Chairman of its successor fund, the U.S. Russia Investment Fund. Mr. Towbin was a Managing Director of Lehman Brothers and its Co-Head of High Technology Investment Banking from 1987 until 1994. From 1959 to 1987 Mr. Towbin was Vice Chairman and a Director of L.F. Rothschild, Unterberg, Towbin Holdings Inc. and its predecessor companies. Mr. Towbin serves on the board of directors of Gerber Scientific, Inc. and North Fork Bancorporation, Inc. Mr. Towbin holds a B.A. from Dartmouth College.

C. J. Waylan, 65, has been a director of the Company since January 1997. Dr. Waylan acts as an advisor to telecommunication and satellite companies. Since 1997 he has been President and Chief Executive Officer of CCI International, NV, a mobile satellite communications company. From 1996 to 1997, he served as Executive Vice President of NextWave Telecom, Inc., a start-up provider of wireless communications. Prior to retiring in 1996, Dr. Waylan was an executive with GTE Corporation, where he served as Executive Vice President for GTE Mobilnet and President of GTE Spacenet Corporation. Dr. Waylan is the chairman of the board of directors of Radyne Corporation and a director of CCI International, NV. Dr. Waylan holds a B.S. from the University of Kansas and an M.S.E.E. and a Ph.D. from the Naval Postgraduate School.

Committees of the Board

The Board of Directors currently has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each member of the Audit, Compensation and Nominating and Corporate Governance Committees is an independent director as defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

Audit Committee.    The Audit Committee of the Board of Directors currently consists of Mr. Hutcherson (Chairperson), Mr. Caruso, Mr. Maloney and Dr. Waylan, and reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent registered public accounting firm, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of the Company's independent registered public accounting firm and the accounting practices of the Company. The Audit Committee also serves as the Board of Directors Qualified Legal Compliance Committee within the meaning of Section 307 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Hutcherson is qualified as an ‘‘audit committee financial expert’’ as defined in Item 401(h) of Regulation S-K.

Compensation Committee.    The Compensation Committee of the Board of Directors currently consists of Mr. Caruso (Chairperson), Mr. Maloney, Mr. Shaw and Dr. Waylan, and determines the salaries and incentive compensation of the executive officers and directors of the Company. The Compensation Committee also administers various incentive compensation, stock and benefit plans, including awards to directors.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee, which currently consists of Mr. Maloney (Chairperson), Mr. Caruso, Mr. Shaw and Dr. Waylan, is responsible for searching for and recommending to the Board of Directors potential nominees for director positions, making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees, monitoring the Board's effectiveness and developing and implementing the Company's corporate governance procedures and policies.

In selecting candidates for the Board of Directors, the Nominating and Corporate Governance Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. The Board of Directors is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure, while contributing to the Board of Directors’ ability to work as a collective body. Accordingly, it is the policy of the Nominating and Corporate Governance Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating and Corporate Governance Committee's criteria for membership on the Board of Directors, whom the Nominating and Corporate Governance Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election and, if re-elected, to continue their service on the Board of Directors.

If there are positions on the Board of Directors for which the Nominating and Corporate Governance Committee will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Nominating and Corporate Governance Committee will solicit recommendations for nominees from persons whom the Nominating and Corporate Governance Committee believes are likely to be familiar with qualified candidates, including members of the Board of Directors and senior management of the Company. The Nominating and Corporate Governance Committee may also engage a search firm to assist in the identification of qualified candidates.

The Nominating and Corporate Governance Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the Nominating and Corporate Governance Committee may solicit the views of management and other members of the Board of Directors and may, if deemed helpful, conduct interviews of proposed candidates. The Nominating and Corporate Governance Committee requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The Nominating and Corporate Governance Committee will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of the Company's stockholders. In addition, the Nominating and Corporate Governance Committee requires that all candidates have no interests that materially conflict with those of the Company and its stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing the Company and have adequate time to devote to service on the Board of Directors. The Company also requires that a majority of its directors be independent; at least three of the directors have the financial literacy necessary for service on the Audit Committee and at least one of these directors qualifies as a financial expert in accordance with Nasdaq rules.

The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates for the Board of Directors if such recommendations are received in writing by the Nominating and Corporate Governance Committee by the due date for stockholder proposals as indicated in the Company's proxy statement for the previous fiscal year. Such candidates will be considered using the same criteria as for other candidates, except that the Nominating and Corporate Governance Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. A stockholder seeking to recommend a prospective nominee for the Nominating and Corporate Governance Committee's consideration should submit the candidate's name and qualifications in writing to the Nominating and Corporate Governance Committee at the following address: Globecomm Systems Inc., 45 Oser Avenue, Hauppauge, NY 11788, Attention: Nominating and Corporate Governance Committee.

Committee Charters

The Company's Board of Directors adopted charters for the Audit, Compensation and Nominating and Corporate Governance Committees (the ‘‘Charters’’). Their respective committees review the Charters for adequacy on an annual basis. These Charters are available on the Company's website at

www.globecommsystems.com. under Corporate Governance. To access, choose the Investor tab, then select Governance from the drop down list under General Information.

Compensation Committee Interlocks and Insider Participation

The Company's Compensation Committee consists of Mr. Caruso (Chairperson), Mr. Maloney, Mr. Shaw and Dr. Waylan. None of these individuals has ever been an officer or employee of the Company nor did they have any relationship with the Company that requires disclosure in this Proxy Statement.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board, the non-management directors as a group, any committee of the Board or any individual member of the Board, including the Chairperson of the Nominating and Corporate Governance Committee, by either writing the Company's Corporate Secretary at 45 Oser Avenue, Hauppauge, New York 11788 or electronically mailing the Company's Corporate Secretary at pjohnson@globecommsystems.com. All communications will be reviewed by the Company's Corporate Secretary, who will then forward such communications or a summary thereof to the appropriate director(s). Any communication related to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairperson of the Audit Committee.

Attendance at Board and Committee Meetings

During fiscal 2006, the Board of Directors held six regular meetings. There were eleven meetings of the Audit Committee, two meetings of the Compensation Committee, one meeting of the Nominating and Corporate Governance Committee and one meeting of the non-employee directors during fiscal 2006. Directors are expected to attend all scheduled Board and Committee meetings and in no event less than 75% of such meetings annually. All directors attended 75% or more of the (i) meetings of the Board of Directors and (ii) meetings of the Committees of the Board on which they served, except Mr. Caruso missed the one meeting of the Nominating and Corporate Governance Committee, three meetings of the Audit Committee and the two meetings of the Compensation Committee. The non-employee directors are required to have at least one regularly scheduled meeting a year without management present. All of the directors attended the Company's 2005 Annual Meeting of Stockholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct, which applies to all employees of the Company, including its principal executive officer, principal financial officer and controller. A copy of the Code of Ethics and Business Conduct is available on the Company's website at www.globecommsystems.com under Corporate Governance. To access, choose the Investor tab, then select Governance from the drop down list under General Information.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers, and any persons holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission (the ‘‘Commission’’), and the Nasdaq MarketWatch Surveillance

Department. Specific due dates for these reports have been established by the Commission and the Company is required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended June 30, 2006. The Company believes that during the fiscal year ended June 30, 2006, all filing requirements under Section 16(a) applicable to its officers, directors and greater than ten percent beneficial owners were complied with on a timely basis.

Compensation of Directors

All non-employee directors of the Company receive an annual fee of $20,000 for their service on the Board of Directors, and $1,500 annually per committee on which they serve. Each member of the Audit Committee receives an additional $5,000 annually for service on the Audit Committee, except that the Chairperson of the Audit Committee receives an additional $10,000 annually. These directors are also reimbursed for certain expenses incurred in connection with attendance at Board meetings. Directors who are also employees of the Company do not receive any cash compensation for their service as directors.

During fiscal 2006, Mr. Caruso, Mr. Hutcherson, Mr. Maloney, Mr. Shaw, Mr. Towbin and Dr. Waylan were each granted an option to purchase 5,000 shares of Common Stock for their service on the Board pursuant to the Automatic Option Grant Program of the Company's Amended and Restated 1997 Stock Incentive Plan (the ‘‘1997 Plan’’).

Stock Option Grant.    Under the Automatic Option Grant Program of the 1997 Plan, which expires in 2007, each individual who became a non-employee Board member on or after August 7, 1997 was granted an option to purchase 15,000 shares of Common Stock on the date such individual joined the Board, provided that such individual had not been in the prior employ of the Company. The initial 5,000 share portion of this grant vested immediately, with the remaining two-thirds of the grant vesting one-third on the first anniversary of the date of grant and one-third of the second anniversary of the grant. Annually, each non-employee Board member receives a fully-vested automatic annual grant of options to purchase 5,000 shares of Common Stock under the Automatic Option Grant Program of the 1997 Plan, and non-employee Board members can be granted options to purchase shares of Common Stock under the Discretionary Option Grant Program of the 1997 Plan at the discretion of the 1997 Plan's plan administrator, which is currently the Compensation Committee. If approved by the shareholders at the Annual Meeting, the 1997 Plan will be superceded by the 2006 Stock Incentive Plan, as described in Proposal 2.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The executive officers of the Company are the following:

Name	Age	Position
David E. Hershberg	69	Chief Executive Officer and Chairman of the Board of Directors
Kenneth A. Miller	61	President and Director
Stephen C. Yablonski	59	Senior Vice President Sales, Marketing and Product Development
Andrew C. Melfi	53	Vice President, Chief Financial Officer and Treasurer
Paul J. Johnson	51	Senior Vice President, Customer Relations and Contracts and Corporate Secretary
Paul Eterno	51	Vice President of Human Resources

Information Concerning Executive Officers Who are Not Directors or are Not Nominees for Election as Directors

Stephen C. Yablonski, 59, joined the Company as Vice President in June 1995. Mr. Yablonski served as a director of the Company from June 1995 to November 2004, at which time he decided not to stand for re-election. In January 2003, he was promoted to the position of Senior Vice President Sales, Marketing and Product Development. From November 1999 to December 2002 he held the position of General Manager. From 1988 to 1995, he was employed by STS, most recently as Vice President of the Commercial Systems and Networks Division. Prior to his employment at STS, he was Vice President of Engineering at Argo Communications, a telecommunications services provider. Mr. Yablonski holds a B.S.E.E. from Brown University and an M.S.E.E. from the University of Pennsylvania.

Andrew C. Melfi, 53, has served as Vice President and Treasurer since September 1997 and as Chief Financial Officer since joining the Company in January 1996. From 1982 to 1995, he was the Controller of STS. Mr. Melfi holds an M.B.A. and a B.B.A. in Accounting from Dowling College.

Paul J. Johnson, 51, has served as Vice President of Contracts since joining the Company in October 1996 and as Corporate Secretary since 1998. In November 2004, he was promoted to Senior Vice President, Customer Relations and Contracts. From 1991 to 1996, he was Director of Contracts for STS. Mr. Johnson holds a B.B.A. from St. Bonaventure University.

Paul Eterno, 51, has served as Vice President of Human Resources of the Company since November 1999 and he served as Senior Director of Human Resources from 1998 to 1999. From 1997 to 1998, Mr. Eterno served as a consultant to the Company. From 1995 to 1997, he served as Senior Vice President of Human Resources for US Computer Group, a turnkey provider of computer service maintenance and products. Prior to that, he served most recently as Senior Director of Human Resources at STS, where he was employed from 1983 to 1995. Mr. Eterno holds a B.S. in Management from the New York Institute of Technology and an M.B.A. in Executive Management from St. John's University.

Summary Compensation Table

The following table sets forth information concerning the compensation paid by the Company for services rendered during the fiscal years ended June 30, 2006, 2005 and 2004 to: (i) the Company's Chief Executive Officer and (ii) the four other most highly paid executive officers of the Company, each of whose compensation during fiscal 2006 was at least $100,000 (together with the Chief Executive Officer, the ‘‘Named Executive Officers’’).

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary(1)	Bonus	Securities Underlying Options	All Other Compensation(2)
David E. Hershberg, Chairman and Chief Executive Officer	2006	$382,289	$85,500	—	$8,400
	2005	338,462	43,750	12,500	—
	2004	320,000	25,000	20,000	—
Kenneth A. Miller, President	2006	291,353	75,000	—	8,400
	2005	270,559	33,875	10,000	—
	2004	249,000	20,000	15,000	—
Andrew C. Melfi, Vice President, Chief Financial Officer and Treasurer	2006	224,758	58,000	—	8,400
	2005	195,266	30,000	27,500	—
	2004	175,000	17,000	15,000	—
Paul J. Johnson, Senior Vice President, Customer Relations and Contracts and Corporate Secretary	2006	210,923	41,310	—	8,247
	2005	159,539	26,250	5,000	—
	2004	140,185	17,000	10,000	—
Stephen C. Yablonski, Senior Vice President Sales, Marketing and Product Development	2006	204,154	35,000	—	8,400
	2005	194,923	24,750	5,000	—
	2004	190,000	12,000	15,000	—

(1)	Other compensation in the form of perquisites and other personal benefits has been omitted as the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonus of the Named Executive Officer for such year.

(2)	Includes annual Company contributions to the Company's 401(k) plan.

Option Grants in Last Fiscal Year

The Company did not grant any options pursuant to the 1997 Plan during fiscal 2006 to the Named Executive Officers. The Company has never granted any stock appreciation rights. The Company granted 79,000 options to employees and non-employee directors in fiscal 2006.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following table sets forth, for each of the Named Executive Officers, certain information concerning option exercises and the value of unexercised options at the end of fiscal 2006.

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Shares Underlying Options		Net Values of Unexercised In-the-Money Options(1)
			Exercisable	Unexercisable(2)	Exercisable	Unexercisable(2)
David E. Hershberg	—	—	175,266	—	$354,550	—
Kenneth A. Miller	65,400	$133,649	166,068	—	339,938	—
Andrew C. Melfi	27,000	55,021	186,128	—	284,853	—
Stephen C. Yablonski	25,200	50,531	110,050	—	242,880	—
Paul J. Johnson	14,250	36,658	74,875	—	47,495	—

(1)	Value is defined as the fair market price of the Company's Common Stock at June 30, 2006, less the exercise price. On June 30, 2006, the closing selling price of a share of the Company's Common Stock was $7.45.

(2)	On May 11, 2005, in response to FAS 123R, the Board of Directors of the Company, upon recommendation of the Compensation Committee, approved an acceleration of all unvested options granted to employees and directors under the Company's 1997 Plan. In order to prevent unintended personal benefit to directors and executive officers, the Board of Directors, upon recommendation of the Compensation Committee, imposed restrictions on any shares received through the exercise of accelerated options held by those individuals. These restrictions prevent their sale of stock obtained through exercise of an accelerated option prior to the earlier of the original vesting date or the individual's termination of employment or service on the Board of Directors.

Employment Contracts and Change of Control Arrangements

In October 2001, the Company entered into employment agreements (the ‘‘Executive Agreements’’) with each of Messrs. Hershberg, Miller, Melfi, Yablonski and Johnson (each, an ‘‘Executive’’). The Executive Agreements continue from year to year, unless terminated earlier by either party by written notice of termination given to the other party. Each Executive Agreement entitles the Executive to all employee benefits generally made available to executive officers.

Under the Executive Agreements between the Company and each of Messrs. Hershberg, Miller, Melfi, Yablonski and Johnson, the Company is currently required to compensate Messrs. Hershberg, Miller, Melfi, Yablonski and Johnson an annual base salary of $385,000, $298,000, $230,000, $208,000 and $204,000 respectively (which amounts are reviewed annually by the Board of Directors and subject to increase at the Board's discretion). The Executives may also receive discretionary bonuses. Messrs. Hershberg, Miller, Melfi, Yablonski and Johnson are required to devote their full-time efforts to the Company as Chairman of the Board and Chief Executive Officer, President, Vice President and Chief Financial Officer, Senior Vice President Sales, Marketing and Product Development and Senior Vice

President, Customer Relations and Contracts, respectively. If the Company terminates any of the Executive Agreements, other than for disability or cause, or if any Executive terminates his employment with the Company for Good Reason (as defined in each Executive Agreement), the Company will have the following obligations: (i) to continue to pay the Executive his then applicable annual base salary for a two-year period commencing upon the effective date of the termination (the ‘‘Severance Period’’); provided, however, that the Severance Period for Messrs. Hershberg and Miller shall be a three-year period commencing on the effective date of the termination; (ii) to pay for continued health benefits during the Severance Period; and (iii) to pay the cash value of certain other benefits during the Severance Period.

If the Executive does not provide the Company notice of resignation and remains employed by the Company through the one-year anniversary of a Change in Control, as defined in the 1997 Plan, the Executive shall be paid a one-time bonus payment equal to 300%, in the cases of Messrs. Hershberg and Miller, and 200%, in the cases of Messrs. Melfi, Yablonski and Johnson, of his then applicable annual base salary (the ‘‘Retention Bonus’’); provided that the Executive must execute and deliver to the Company a general release as a condition of receiving the Retention Bonus. If an Executive gives notice of his resignation for Good Reason within one year after a Change in Control, and the Company requests that the Executive continue his employment until a date no later than the first anniversary of the Change in Control, then the Executive shall receive the severance payments and benefits described above only if he continues his employment until that date.

The 1997 Plan provides for the accelerated vesting of the shares of Common Stock subject to outstanding options held by any executive officer or the shares of Common Stock subject to direct issuances held by any such individual, in connection with certain changes in control of the Company or the subsequent termination of the executive officer's employment following the change in control.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be ‘‘soliciting material’’ or ‘‘filed’’ or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and directors and administering certain other compensation programs for such individuals, subject in each instance to review by the full Board of Directors. The Compensation Committee also is responsible for the administration of the 1997 Plan under which grants may be made to executive officers and directors. The Board of Directors has reviewed the report of the Compensation Committee, and is in accord with the compensation paid to executive officers in fiscal 2006.

General Compensation Policy.    The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the Company's performance, as well as upon his own level of performance. Accordingly, the compensation package for each executive officer is comprised of two elements: (i) base salary and bonus which reflects individual performance and is designed primarily to be competitive with salary levels in the industry and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

Factors.    The principal factors that the Compensation Committee considered in ratifying the components of each executive officer's compensation package for fiscal 2006 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in setting executive compensation for future years.

•	Base Salary. Any increase in base salary for each executive officer beyond that provided in his respective Executive Agreement is determined on the basis of the following factors: experience; personal performance; the salary levels in effect for comparable positions within and outside the industry; and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

•	Bonus. The Compensation Committee may authorize cash bonuses if such bonuses are deemed to be in the best interest of the Company. For fiscal 2006, the Committee established a Management Incentive Plan (the ‘‘Plan’’) under which bonuses would be awarded to executive officers upon the Company achieving certain predetermined goals. The bonus awards were made to executive officers based upon the recommendations of the Chief Executive Officer of the Company, while the Compensation Committee determined the level of the Chief Executive Officer's bonus under the Plan.

•	Long-Term Incentive Compensation. In fiscal 2006, no long-term incentives were provided through stock option grants. For fiscal 2007 and thereafter, the Company is considering granting restricted stock in lieu of, or in addition to, stock options as long-term incentive compensation. Stock option and restricted stock grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

The number of shares subject to any grant of equity-based compensation is set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the

Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term and the individual's performance in recent periods. However, the Compensation Committee has not adhered to any specific guidelines as to the relative equity-related holdings of the Company's executive officers.

CEO Compensation.    In setting the compensation payable to the Company's Chief Executive Officer, the Compensation Committee seeks to achieve two objectives: (i) establish a level of base salary, within the parameters of his Executive Agreement, competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent, and (ii) make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation, pursuant to the terms of Mr. Hershberg's Executive Agreement. In fiscal 2006, as part of his compensation, Mr. Hershberg received an $85,500 bonus, pursuant to the Company's Management Incentive Plan.

Director Compensation.    The Compensation Committee reviewed the current level of compensation for non-employee members of the Board and considered it to be consistent with that provided to non-employee directors of technology-related companies of similar size.

Director Option Grant Policy.    As plan administrator of the 1997 Plan, the Compensation Committee may, in its discretion, grant options from time to time to non-employee members of the Board under the Discretionary Option Grant component of the 1997 Plan, in addition to the automatic option grants provided in the 1997 Plan. The basis for such grants is the Compensation Committee's assessment of each Board member's specific contributions to the Company during the course of the year. The circumstances and amounts of such grants may vary based on the Compensation Committee's assessment. During fiscal 2006, no discretionary options were granted to non-employee directors.

Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1.0 million paid to certain of the corporation's executive officers. The limitation applies only to compensation, which is not considered to be performance-based. The non-performance based compensation paid to the Company's executive officers for the 2006 fiscal year did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2007 will exceed that limit. The 1997 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

THE COMPENSATION COMMITTEE

Richard E. Caruso (Chairperson)
Brian T. Maloney
Jack A. Shaw
C. J. Waylan

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be ‘‘soliciting material’’ or ‘‘filed’’ or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

The following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for the fiscal year ended June 30, 2006, included in the Company's Annual Report on Form 10-K for that year and the independent registered public accounting firm's opinion of management's assessment of the effectiveness of internal controls over financial reporting.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended June 30, 2006 with the Company's management. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent registered public accounting firm, matters required to be discussed by Statement on Auditing Standards No. 61 (‘‘Communication with Audit Committees’’), as amended, which includes, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Audit Committee discussed with Ernst & Young LLP its opinion regarding the effectiveness of the Company's internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. The independent registered public accounting firm was able to issue their audit opinion on management's assessment based on its understanding and evaluation of management's assessment process and its conclusion that management's assessment was sufficient for the purpose of fulfilling management's responsibilities under Section 404.

The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, ‘‘Independence Discussion with Audit Committees’’, as amended, and the Audit Committee has discussed with Ernst & Young LLP its independence from the Company.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Harry L. Hutcherson, Jr. (Chairperson)
Richard E Caruso
Brian T. Maloney
C. J. Waylan

PERFORMANCE GRAPH

Set forth below is a graph comparing the cumulative total stockholder return, assuming dividend reinvestment of $100 invested in the Company's Common Stock on June 30, 2001 through June 30, 2006 with the cumulative total return, assuming dividend reinvestment of $100 invested in the Nasdaq Global Market (U.S.) Index and a Self-Constructed Peer Group Index. The peer group consists of the following companies: Comtech Telecommunications Corp., EMS Technologies, Inc., Radyne Corporation and ViaSat, Inc.

PROPOSAL 2

APPROVAL OF THE COMPANY’S 2006 STOCK INCENTIVE PLAN

You are being asked to approve the Globecomm Systems Inc. 2006 Stock Incentive Plan (the ‘‘2006 Plan’’). The Board believes the adoption of the 2006 Plan is necessary to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals essential to the Company’s long-term growth and financial success. The Company relies significantly on equity incentives in order to attract and retain key individuals and believes that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key individuals. Option grants made to newly-hired or continuing employees and other individuals will be based on both competitive market conditions and individual performance.

The Company currently maintains the Globecomm Systems Inc. 1997 Stock Incentive Plan (the ‘‘1997 Plan’’), which will expire on February 25, 2007. The 2006 Plan will replace the 1997 Plan and, if stockholders approve the 2006 Plan, no new grants will be made under the 1997 Plan (although outstanding grants will continue in effect). As of September 29, 2006, there are approximately 1,291,211 shares of Common Stock available for grant under the 1997 Plan. These will be replaced with an aggregate of 850,000 shares of Common Stock reserved for issuance pursuant to the 2006 Plan.

The full text of the 2006 Plan will be furnished to any stockholder upon written request made to the Secretary of the Company and is available at http://www.sec.gov as Appendix A to the Company’s definitive proxy statement, filed October 13, 2006.

General Description of the 2006 Plan

The following is a summary of the principal features of the 2006 Plan.

The 2006 Plan was adopted by the Board of Directors on September 26, 2006 as the successor plan to the 1997 Plan.

The 2006 Plan is divided into four separate components: (i) the Discretionary Option Grant Program, (ii) the Stock Issuance Program, (iii) the Restricted Stock Unit Program and (iv) the Automatic Option Grant Program. All employees, non-employee directors, consultants and other independent advisors of the Company will be eligible to participate in one or more of these programs. As of September 29, 2006, six executive officers, six non-employee directors and approximately 194 other employees were eligible to participate in the 2006 Plan. Other than with respect to the Automatic Option Grant Program, the granting of awards under the 2006 Plan is discretionary and it is not possible to determine how many individuals actually will receive awards under the 2006 Plan. Therefore, future awards under the 2006 Plan, other than with respect to the Automatic Option Grant Program, cannot be determined. However, the Company does have the ability to determine certain information with respect to options to be granted automatically in the next 12 months under the 2006 Plan to all non-employee directors. Such information is presented below in the following table:

New Plan Benefits
Globecomm Systems Inc. 2006 Stock Incentive Plan
Automatic Option Grant Program

Name and Position	Dollar Value(1)	Number of Units(2)
Non-Employee Director Group	8.54	30,000

(1)	For purposes of this table, the closing selling price of a share of the Company's Common Stock on September 29, 2006.

(2)	Each of our non-employee directors is granted under our Automatic Option Grant Program an option to purchase 5,000 shares of Common Stock of the Company on the date of each annual stockholders' meeting at which such director is re-elected to the Board.

Administration.    The Discretionary Option Grant Program, Stock Issuance Program and Restricted Stock Unit Program generally are administered by a committee of the Board appointed for that purpose. With respect to officers who are subject to Section 16 of the Securities Exchange Act of 1934, these programs will generally be administered by the Compensation Committee. The Board may at any time reassume any powers delegated to any committee and either administer the 2006 Plan on its own or delegate that authority to a different committee of the Board. The Automatic Option Grant Program generally operates automatically without any discretionary determination. However, to the extent that any determinations must be made, the Automatic Option Grant Program is administered by the Board. The term ‘‘Plan Administrator’’ is used to refer to whichever committee of the Board, or the entire Board, that is administering the 2006 Plan.

The Plan Administrator has complete discretion to determine which eligible individuals are to receive awards under the 2006 Plan, the time or times when such awards are to be made, the number of shares subject to each such award, the status of any granted option as either an incentive stock option or a non-statutory stock option under the Federal tax laws, the vesting schedule to be in effect for the award and the maximum term for which any granted award is to remain outstanding. The Plan Administrator shall have the authority to make any determinations and interpretations with respect to the 2006 Plan as it may deem necessary or advisable. All Plan Administrator decisions shall be final and binding.

Discretionary Option Grant Program

Under the Discretionary Option Grant Program, the Plan Administrator may grant incentive stock options and stock options that do not qualify as incentive stock options (‘‘non-qualified stock options’’). Incentive stock options provide recipients with certain favorable tax treatment.

The Plan Administrator determines the terms of any stock option under the Discretionary Option Grant Program, including the exercise price, vesting schedule, the term that the stock option remains outstanding and the effect on the stock option of the recipient’s termination of employment or other service with the Company before the stock option is exercised. The exercise price for a stock option or the base price for a stock appreciation right cannot be less than the fair market value of a share of Common Stock on the date of grant. The fair market value per share on any relevant date is the closing selling price per share on that date on the Nasdaq Global Market.

The Plan Administrator may grant a stock appreciation right in connection with a stock option. A stock appreciation right provides the recipient with the election to surrender his or her outstanding option for a payment from the Company, to be made in cash or shares of Common Stock, equal to the excess of

(i) the fair market value of the vested shares of Common Stock subject to the surrendered stock option over (ii) the aggregate exercise price payable for such shares.

The Plan Administrator may grant stock options that can be exercised immediately for unvested shares of Common Stock. If the recipient terminates employment or other service with the Company before the shares vest, he or she may be obligated to resell those shares to the Company at the exercise price paid for the shares.

Stock Issuance Program

Under the Stock Issuance Program, the Plan Administrator may grant eligible individuals vested or unvested shares of Common Stock. The Plan Administrator may establish a purchase price for the shares.

Unvested shares granted under the Stock Issuance Program cannot be transferred and will be forfeited if the individual terminates employment or other service with the Company. If the individual paid for the shares, the Company will repay that purchase price with respect to the forfeited shares.

A recipient of shares under the Stock Issuance Program will have all the rights of a stockholder of the Company, including the right to receive dividends and vote the shares. However, any dividends or other distributions granted with respect to unvested shares will be subject to the same vesting requirements as the underlying shares and in the Company’s discretion, may be held in escrow until they vest.

Restricted Stock Unit Program

A restricted stock unit is the right to recieve a share of Common Stock on the date that the unit vests. The Plan Administrator determines the vesting schedule for restricted stock units. If the recipient terminates employment before the unit vests, the restricted stock unit is forfeited.

Other Provisions

Change in Control.    In the event of certain corporate transactions that result in a change in control of the Company, all awards under the 2006 Plan generally will become fully vested and exercisable.

Non-transferability.    Awards under the 2006 Plan may not be transferred, sold or assigned other than by will or the laws of descent and distribution.

Federal Income Tax Consequences

Incentive Stock Options.    No taxable income is recognized by the recipient at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The recipient will, however, generally recognize taxable income or loss in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are either ‘‘qualifying’’ or ‘‘disqualifying.’’ A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income and the Company will be entitled to take a deduction for such amount. Any additional gain or loss recognized upon disposition will be taxable as capital gain or loss to the optionee.

Non-qualified Options.    No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, and the Company will be entitled to take a corresponding deduction, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Stock Issuance.    The direct grant of unvested stock will not result in taxable income at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a ‘‘substantial risk of forfeiture’’ for federal income tax purposes. Upon the vesting of shares, the recipient will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the recipient upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the recipient during the restriction period, will also be compensation income to the recipient, and the Company will be entitled to a corresponding deduction. A recipient may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of an unvested stock award and to have the applicable capital gain holding period commence as of that date, and the Company will be entitled to a corresponding deduction. If the stock is vested at the date of grant, the recipient will realize ordinary income in an amount equal to the fair market value of those shares on the date of grant, and the Company will be entitled to a corresponding deduction.

Restricted Stock Units.    The grant of a restricted stock unit will not result in taxable income at the time of grant, and the Company will not be entitled to a corresponding deduction. Upon the vesting of the restricted stock unit, the recipient will realize ordinary income in an amount equal to the then fair market value of the shares received, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the recipient upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting, when granted to the recipient.

Tax Withholding.    Whenever an employee recognizes income in connection with an award under the 2006 Plan, the Company may be obligated to remit amounts to the federal, state or local government for tax withholding. The 2006 Plan provides that a recipient may be required by the Company to remit to the Company amounts to satisfy these tax withholding requirements. At the discretion of the Company, a recipient may be permitted to meet these requirements by remitting shares of Common Stock or directing the Company to withhold shares of Common Stock from the number of shares payable with respect to an award under the 2006 Plan.

Deductibility of Executive Compensation.    Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company’s chief executive officer and its four other most highly compensated executive officers. Compensation that qualifies as ‘‘performance-based compensation’’ is not subject to the $1 million limit. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options will qualify as performance-based compensation. Accordingly, the Company expects that all compensation deemed paid with respect to those options will remain deductible without limitation under Code Section 162(m).

Stockholder Approval

The affirmative vote of a majority of the Company’s outstanding Common Stock represented and voting at the Annual Meeting is required to approve 2006 Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote ‘‘FOR’’ the proposal to approve the 2006 Plan.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors appointed Ernst & Young LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending June 30, 2007, subject to the ratification of such appointment by the stockholders at the Annual Meeting. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since November 27, 1996. A representative of Ernst & Young LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

Stockholder Approval

The affirmative vote of a majority of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company to serve for the fiscal year ending June 30, 2007.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company for audit, audit-related and non-audit services provided by Ernst & Young LLP to the Company for the fiscal years ended June 30, 2006 and June 30, 2005:

Fee Category	Fiscal 2006	Fiscal 2005
Audit Fees	$345,000	$376,200
Audit-Related Fee	22,500	15,000
Tax Fees	62,300	54,300
All Other Fees	—	—
Total Fees	$429,800	$445,500

Audit Fees:    Consists of the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in the Company's quarterly reports on Form 10-Q and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees:    Consists of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under ‘‘Audit Fees.’’ These services include the audit of an employee benefit plan and consultations concerning financial accounting and reporting standards and transactions.

Tax Fees:    Consists of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees:    Consists of the aggregate fees billed for products and services other than the services reported above. There were no such fees in the years presented.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by Ernst & Young LLP. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for audit services a year in advance and any pre-approval for permissible non-audit services is detailed as to the particular service or category of services. Ernst & Young LLP and the Company's management are required to periodically report to the Audit Committee regarding the extent of services provided by Ernst & Young LLP in accordance with this pre-approval and the fees for the services performed.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote ‘‘FOR’’ the proposal to ratify the appointment of Ernst & Young LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 29, 2006, certain information with respect to the beneficial ownership of shares of the Company's Common Stock of: (i) all stockholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, (ii) each director, nominee for director and Named Executive Officer of the Company and (iii) all current directors and executive officers of the Company as a group. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting and investment power with respect to shares of Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percentage of Shares Outstanding
Wachovia Securities, Inc. 901 East Byrd St. Richmond, VA 23219-4047.	1,523,817		9.92%
Royce & Associates, LLC 1414 Avenue of the Americas, 9th Floor, New York, New York 10019-2578	1,132,107		7.37%
David E. Hershberg	868,266	(3)	5.59%
Kenneth A. Miller	209,412	(4)	1.35%
Andrew C. Melfi	159,478	(5)	1.03%
Stephen C. Yablonski	110,635	(6)	*
Paul J. Johnson	74,875	(7)	*
C. J. Waylan	97,750	(8)	*
Richard E. Caruso	50,000	(9)	*
A. Robert Towbin	41,590	(10)	*
Brian T. Maloney	37,045	(11)	*
Harry L. Hutcherson, Jr.	25,000	(12)	*
Jack A. Shaw	25,000	(12)	*
All current directors and executive officers as a group (12 persons)	1,806,998	(13)	11.01%

*	Represents less than 1%.

(1)	Except as otherwise indicated, (i) the stockholders named in the table have sole voting and investment power with respect to all shares beneficially owned by them and (ii) the address of all stockholders listed in the table is: c/o Globecomm Systems Inc., 45 Oser Avenue, Hauppauge, New York 11788.

(2)	The number of shares of Common Stock outstanding as of September 29, 2006 was 15,354,652. Amounts shown for each stockholder include (i) all shares of Common Stock owned by each stockholder and (ii) shares of Common Stock underlying options exercisable within 60 days of September 29, 2006, with the exception of Wachovia Securities, Inc. and Royce & Associates, LLC which is based on the latest information publicly available as of June 30, 2006.

(3)	Includes 171,000 shares of Common Stock held by Deerhill Associates, a family partnership of which Mr. Hershberg is General Managing Partner. Mr. Hershberg disclaims beneficial ownership of the shares held by Deerhill Associates except to the extent of his proportionate pecuniary interest therein. Includes 175,266 shares of Common Stock issuable upon the exercise of stock options.

(4)	Includes 166,068 shares of Common Stock issuable upon the exercise of stock options.

(5)	Includes 159,328 shares of Common Stock issuable upon the exercise of stock options.

(6)	Consists of 1,485 shares each of Common Stock held by two members of Mr. Yablonski's family of which Mr. Yablonski disclaims beneficial ownership and 107,550 shares of Common Stock issuable upon the exercise of stock options.

(7)	Includes 74,875 shares of Common Stock issuable upon the exercise of stock options.

(8)	Includes 92,750 shares of Common Stock issuable upon the exercise of stock options.

(9)	Includes 50,000 shares of Common Stock issuable upon the exercise of stock options.

(10)	Includes 35,000 shares of Common Stock issuable upon the exercise of stock options.

(11)	Includes 37,045 shares of Common Stock issuable upon the exercise of stock options.

(12)	Includes 25,000 shares of Common Stock issuable upon the exercise of stock options.

(13)	See Notes (3) through (12) above.

CERTAIN TRANSACTIONS

From July 1, 2005 through September 29, 2006, the Company granted non-employee directors and employees of the Company options to purchase 80,000 shares of the Company's Common Stock with exercise prices ranging from $6.17 to $7.75 per share.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company's stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be included in the Company's proxy materials relating to its 2007 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than June 15, 2007. Such proposals should be delivered to the Company in writing to the following address: Globecomm Systems Inc., Attn: Corporate Secretary, 45 Oser Avenue, Hauppauge, New York 11788.

For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2007 annual meeting, notice of intention to present the proposal must be received in writing by October 2, 2007. Address all notices of intention to present proposals at the 2007 annual meeting to: Globecomm Systems Inc., Attn: Corporate Secretary, 45 Oser Avenue, Hauppauge, New York 11788.

OTHER MATTERS

The Board knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.

By Order of the Board of Directors
Paul J. Johnson Secretary

Hauppauge, New York
October 13, 2006

APPENDIX A

GLOBECOMM SYSTEMS INC.
2006 STOCK INCENTIVE PLAN

ARTICLE ONE
GENERAL PROVISIONS

I.	Purpose of the Plan

This 2006 Stock Incentive Plan (the ‘‘Plan’’) is intended to promote the interests of Globecomm Systems Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	Structure of the Plan

A.    The Plan shall be divided into four separate equity programs:

(i)    the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii)    the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, which shares generally will not be transferable and will be subject to forfeiture until they vest,

(iii)    the Restricted Stock Unit Program under which eligible persons may, at the discretion of the Plan Administrator, be issued restricted stock units, which entitle the Participant to receive shares of Common Stock when the restricted stock units vest, and

(iv)    the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

B.    The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.	Administration of the Plan

A.    The Primary Committee shall administer the Discretionary Option Grant, Stock Issuance and Restricted Stock Unit Programs with respect to Section 16 Insiders.

B.    Administration of the Discretionary Option Grant, Stock Issuance and Restricted Stock Unit Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

C.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee or any Secondary Committee and reassume all powers and authority previously delegated to such committee or delegate such power and authority to another committee of the Board.

D.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

E.    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

F.    Administration of the Automatic Option Grant shall be self-executing in accordance with the terms of that program. While generally no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under such program, to the extent any determinations or interpretations are necessary, they shall be made by the Board, whose decisions shall be final and binding on all parties.

IV.	Eligibility

A.    The persons eligible to participate in the Discretionary Option Grant, Stock Issuance and Restricted Stock Unit Programs are as follows:

(i)    Employees,

(ii)    non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)    consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.    Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares and (iii) with respect to issuances under the Restricted Stock Unit Program, which eligible persons are to receive restricted stock units, the time or times when such issuances are to be made, the number of restricted stock units to be issued to each Participant and the vesting schedule applicable to the restricted stock units.

C.    The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program, to effect stock issuances in accordance with the Stock Issuance Program or to grant restricted stock units under the Restricted Stock Unit Program.

D.    The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to non-employee Board members, whether those individuals are appointed by the Board or elected by the Corporation’s stockholders. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) or who serves as a member of the Board pursuant to contractual rights granted to certain groups of stockholders in connection with their purchase of stock in the Corporation shall not be eligible to receive an option grant under the Automatic Option Grant Program.

V.	Stock Subject to the Plan

A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 850,000 shares.

B.    No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 150,000 shares of Common Stock in the aggregate per calendar year.

C.    Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

D.    If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities to be received upon vesting of restricted stock units and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM

I.	Option Terms

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.    Exercise Price.

1.    The exercise price per share shall be fixed by the Plan Administrator but shall not be less than the Fair Market Value per share of Common Stock on the option grant date.

2.    The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

(i)    cash or check made payable to the Corporation,

(ii)    shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii)    to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    Exercise and Term of Options.    Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.    Effect of Termination of Service.

1.    The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)    Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii)    Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

(iii)    Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

(iv)    During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

2.    The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)    extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)    permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.    Stockholder Rights.    The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.    Repurchase Rights.    The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.    Limited Transferability of Options.    During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. However, a Non-Statutory Option may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.	Incentive Options

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.    Eligibility.    Incentive Options may only be granted to Employees.

B.    Exercise Price.    The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C.    Dollar Limitation.    The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. The provisions of this Section C shall apply to options previously issued under the Corporation’s Incentive Stock Option Plan, and shall be in substitution for the limitation set forth in Section 2.05 of such Plan.

D.    10% Stockholder.    If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.	Corporate Transaction/Change in Control

A.    In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

B.    All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction.

C.    Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding.

D.    In the event of a Change in Control each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Optionee’s cessation of Service. In addition, all of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Change in Control shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

E.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

F.    The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.	Stock Appreciation Rights

A.    The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

B.    The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(i)    One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

(ii)    No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

(iii)    If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

C.    The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i)    One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(ii)    Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

(iii)    Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

(iv)    The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

ARTICLE THREE
STOCK ISSUANCE PROGRAM

I.	Stock Issuance Terms

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.    Purchase Price.

The Plan Administrator may require the Participant to pay a Purchase Price with respect to stock issued under the Stock Insurance Program.

B.    Vesting Provisions.

1.    The Plan Administrator shall determine when the Shares of Common Stock issued under the Stock Issuance Program shall vest, or whether they shall be fully and immediately vested upon issuance. Vesting may be based on continued employment or upon attainment of specified performance objectives or both.

2.    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.    Unvested shares issued under the Stock Issuance Program may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the Stock Issuance Agreement.

4.    The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

5.    Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

6.    The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.	Corporate Transaction/Change in Control

All unvested shares issued under the Stock Issuance Program shall immediately vest in full upon a Corporate Transaction or a Change in Control.

III.	Share Escrow/Legends

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR
RESTRICTED STOCK UNIT PROGRAM

I.	Restricted Stock Unit Terms

Restricted stock units shall be evidenced by one or more documents in a form approved by the Plan Administrator, in accordance with the Plan. A restricted stock unit shall entitle the Participant to receive a share of Common Stock on the date the restricted stock unit vests.

A.    Vesting Provisions.

1.    The Plan Administrator shall determine when the restricted stock units shall vest. Vesting may be based on continued employment or upon attainment of specified performance objectives or both.

2.    Restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the document evidencing the grant.

3.    Should the Participant cease to remain in Service while holding one or more restricted stock units, then those restricted stock units shall be forfeited, unless the Plan Administrator provides otherwise.

II.	Corporate Transaction/Change in Control

All restricted stock units shall immediately vest in full upon a Corporate Transaction or a Change in Control.

ARTICLE FIVE
AUTOMATIC OPTION GRANT PROGRAM

I.	Option Terms

A.    Option Grants.    Each non-employee Board member shall automatically be granted, (i) a Non-Statutory Option to purchase 15,000 shares of Common Stock on the date of initial election or appointment to the Board, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary and (ii) a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock on the date of each succeeding annual meeting of stockholders at which such director stands for re-election.

B.    Exercise Price.

1.    The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.    The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.    Option Term.    Each option shall have a term of ten (10) years measured from the option grant date.

D.    Exercise and Vesting of Options.    Each option shall be exercisable for those option shares which have vested. During the period of service as a member of the Board, (i) each 15,000-share grant shall vest to the extent of one third of the number of shares granted thereby (5,000 shares), on the date of grant, and cumulatively to the extent of an additional one-third, on each of the next two succeeding anniversaries of the date of grant, so that on the second anniversary of the date of grant (provided service as a Board member has continued throughout the period), the options granted to any eligible Director shall be fully vested and (ii) each annual 5,000-share grant shall fully vest on the date of grant.

E.    Non-transferability.    Shares of Common Stock acquired pursuant to the exercise of any annual 5,000-share option grants under the Automatic Option Grant Program may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of until the first anniversary of the date of grant of the applicable option.

F.    Termination of Board Service.    The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i)    The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

(ii)    During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

(iii)    Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

(iv)    In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the

Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.	Corporate Transaction/Change in Control/Hostile Take-Over

A.    In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding.

B.    In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

C.    Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

E.    The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.	Remaining Terms

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE SIX
MISCELLANEOUS

I.	Financing

To the extent permitted by law, the Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.	Tax Withholding

A.    The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the vesting of restricted stock units or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

Stock Withholding:    The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

Stock Delivery:    The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.	Effective Date and Term of the Plan

A.    The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program and restricted stock units may be granted under the Restricted Stock Unit Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B.    The Plan shall terminate upon the earliest of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants, stock appreciation rights and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.	Amendment of the Plan

A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to (i) applicable laws or regulations in order to preserve the deductibility or other tax treatment of options and shares granted hereunder, (ii) the exemption of recipients of such shares or options from Section 16(b) of the 1934 Act or (iii) the listing requirements of any securities exchange on which the Common Stock is then listed for trading.

B.    Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.	Use of Proceeds

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.	Regulatory Approvals

A.    The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq Global Market, if applicable) on which Common Stock is then listed for trading.

VII.	No Employment/Service Rights

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.    ‘‘Automatic Option Grant Program’’ shall mean the automatic option grant program in effect under the Plan.

B.    ‘‘Board’’ shall mean the Corporation’s Board of Directors.

C.    ‘‘Change in Control’’ shall mean a change of control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the 1934 Act whether or not the Corporation is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if:

(i)    any person or group (as such terms are used in connection with Sections 13(d) and 14(d) of the 1934 Act) becomes the ‘‘beneficial owner’’ (as defined in Rule 13d-3 and 13d-5 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 35% or more of the combined voting power of the Corporation’s then outstanding securities;

(ii)    the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or

(iii)    during any period of twenty-four consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

Notwithstanding the foregoing provisions of this Section C, a ‘‘Change in Control’’ will not be deemed to have occurred solely because of the acquisition of securities of the Corporation (or any reporting requirement under the 1934 Act relating thereto) by an employee benefit plan maintained by the Corporation for its employees.

D.    ‘‘Code’’ shall mean the Internal Revenue Code of 1986, as amended.

E.    ‘‘Common Stock’’ shall mean the Corporation’s common stock.

F.    ‘‘Corporate Transaction’’ shall mean either a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

G.    ‘‘Corporation’’ shall mean Globecomm Systems Inc., a Delaware corporation, and its successors.

H.    ‘‘Discretionary Option Grant Program’’ shall mean the discretionary option grant program in effect under the Plan.

I.    ‘‘Eligible Director’’ shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

J.    ‘‘Employee’’ shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K.    ‘‘Exercise Date’’ shall mean the date on which the Corporation shall have received written notice of the option exercise.

L.    ‘‘Fair Market Value’’ per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock on the date in question on the Nasdaq Global Market or the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

M.    ‘‘Hostile Take-Over’’ shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

N.    ‘‘Incentive Option’’ shall mean an option which satisfies the requirements of Code Section 422.

O.    ‘‘Misconduct’’ shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

P.    ‘‘1934 Act’’ shall mean the Securities Exchange Act of 1934, as amended.

Q.    ‘‘Non-Statutory Option’’ shall mean an option not intended to satisfy the requirements of Code Section 422.

R.    ‘‘Optionee’’ shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

S.    ‘‘Parent’’ shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

T.    ‘‘Participant’’ shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

U.    ‘‘Permanent Disability or Permanently Disabled’’ shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

V.    ‘‘Plan’’ shall mean the Corporation’s 2006 Stock Incentive Plan, as set forth in this document.

W.    ‘‘Plan Administrator’’ shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Stock Issuance and Restricted Stock Unit Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

X.    ‘‘Plan Effective Date’’ shall mean September 26, 2006, the date on which the Plan was adopted by the Board.

Y.    ‘‘Primary Committee’’ shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant, Stock Issuance and Restricted Stock Unit Programs with respect to Section 16 Insiders.

Z.    ‘‘Restricted Stock Unit Program’’ shall mean the restricted stock unit program in effect under the Plan.

AA.    ‘‘Secondary Committee’’ shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

BB.    ‘‘Section 16 Insider’’ shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

CC.    ‘‘Service’’ shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

DD.    ‘‘Stock Exchange’’ shall mean either the Nasdaq Global Market, American Stock Exchange or the New York Stock Exchange.

EE.    ‘‘Stock Issuance Agreement’’ shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

FF.    ‘‘Stock Issuance Program’’ shall mean the stock issuance program in effect under the Plan.

GG.    ‘‘Subsidiary’’ shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

HH.    ‘‘Take-Over Price’’ shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such

Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

II.    ‘‘Taxes’’ shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

JJ.    ‘‘10% Stockholder’’ shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

(Form of Proxy)
GLOBECOMM SYSTEMS INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – November 16, 2006
(This Proxy is solicited by the Board of Directors of the Company)

The undersigned stockholder of Globecomm Systems Inc. hereby appoints David E. Hershberg and Kenneth A. Miller, and each of them, with full power of substitution, proxies to vote the shares of common stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Globecomm Systems Inc. to be held at the principal executive offices of Globecomm Systems Inc., 45 Oser Avenue, Hauppauge, New York 11788, on November 16, 2006, at 10:00 a.m. (eastern standard time), or any adjournment thereof.

VOTE BY INTERNET-www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Globecomm Systems Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE-1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Globecomm Systems Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

1.	ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)

Richard E. Caruso, David E. Hershberg, Harry L. Hutcherson, Jr., Brian T. Maloney, Kenneth A. Miller, Jack A. Shaw, A. Robert Towbin and C. J. Waylan

   For All                       Withhold All                       For All Except

To withhold authority to vote for an individual nominee, mark ‘‘For All Except’’ and write the nominee's name on the line below.

2.	APPROVAL OF THE 2006 STOCK INCENTIVE PLAN

   FOR                       AGAINST                       ABSTAIN

proposal to approve the 2006 Stock Incentive Plan as described in the Proxy Statement.

3.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   FOR                       AGAINST                       ABSTAIN

proposal to ratify the appointment of Ernst & Young LLP, as independent registered public accounting firm of the Company as described in the Proxy Statement.

To transact such other business as may properly come before the annual meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS AND FOR PROPOSALS 2 AND 3.

Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer.

__________________________________________ Signature of Stockholder
__________________________________________ Print name

Dated: